                                                                 Exhibit (h)(18)


                                 THE GALAXY FUND

                            SHAREHOLDER SERVICES PLAN


        SECTION 1. Upon the recommendation of PFPC Inc. ("PFPC"), the administrator of The Galaxy Fund (the "Trust"), any officer of the Trust is authorized to execute and deliver, in the name and on behalf of the Trust, written agreements in substantially the form attached hereto or in any other form duly approved by the Board of Trustees ("Servicing Agreements") with securities dealers, financial institutions and other industry professionals that are shareholders or dealers of record or which have a servicing relationship ("Service Organizations") with the beneficial owners of the Retail A Shares and/or Trust Shares of the Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund, Small Company Equity Fund, MidCap Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, International Equity Fund, Asset Allocation Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund of the Trust (the "Funds"). Pursuant to said Agreements, Service Organizations shall provide administrative support services as set forth therein to their customers who beneficially own Retail A Shares and/or Trust Shares (as described in the Trust's prospectuses) of the Funds in consideration of fees, computed and paid in the manner set forth in the Servicing Agreements, at the annual rate of up to .50% in the aggregate of the net asset value of the Retail A Shares or Trust Shares beneficially owned by such customers. Any bank, trust company, thrift institution or broker-dealer is eligible to become a Service Organization and to receive fees under this Plan, including FleetBoston Financial Corporation and its affiliates. All expenses incurred by the Trust with respect to Retail A Shares and/or Trust Shares of a particular Fund in connection with Servicing Agreements and the implementation of this Plan shall be borne entirely by the holders of the applicable series of Shares of the Fund. Each Servicing Agreement will provide for a fee waiver by a Service Organization to the extent that the net investment income of a series of Shares of a particular Fund earned in the applicable period is less than the fee due from such series for such period.

        SECTION 2. PFPC shall monitor the arrangements pertaining to the Trust's Servicing Agreements with Service Organizations in accordance with the terms of the Administration Agreement between PFPC and the Trust. PFPC shall not, however, be obliged by this Plan to recommend, and the Trust shall not be obliged to execute, any Servicing Agreement with any qualifying Service Organization.

        SECTION 3. So long as this Plan is in effect, PFPC shall provide to the Trust's Board of Trustees, and the trustees shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such expenditures were made.

        SECTION 4. Unless sooner terminated, this Plan shall continue until May 31, 2000 and thereafter shall continue automatically for successive annual periods provided such continuance is approved at least annually by a majority of the Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of this Plan or in any Agreement related to this Plan (the "Disinterested Trustees").

        SECTION 5. This Plan may be amended at any time with respect to any Fund by the Board of Trustees, provided that any material amendments of the terms of this Plan shall become effective only upon the approvals set forth in Section 4.

        SECTION 6. This Plan is terminable at any time with respect to any Fund by vote of a majority of the Disinterested Trustees.

        SECTION 7. While this Plan is in effect, the selection and nomination of the trustees of the Trust who are not "interested persons (as defined in the Act) of the Trust shall be committed to the discretion of the Trust's Disinterested Trustees.

        SECTION 8. This Plan has been adopted by the Trust as of October 11, 1989 and amended and restated as of September 6, 1990, September 12, 1991, December 5, 1991, February 22, 1993, May 19, 1994, February 23, 1995, June 12,
1995, May 23, 1996, May 29, 1997, December 4, 1997, May 27, 1999, December 2,
1999 and March 2, 2000.

                                 THE GALAXY FUND

                               SERVICING AGREEMENT


(Money Market Fund, Government Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund and U.S. Treasury Fund - Retail A Shares)


Gentlemen:

                We wish to enter into this Servicing Agreement with you concerning the provision of administrative support services to your customers ("Customers") who may from time to time beneficially own shares of the Money Market Fund, Government Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund and U.S. Treasury Fund designated as such Funds' Class A shares, Class B shares, Class E shares, Class V shares, Class W shares, Class EE shares and Class F shares, respectively, offered by The Galaxy Fund (the "Trust") to investors maintaining with us certain qualified accounts as described in the applicable prospectuses pertaining to such shares (such shares, which constitute a separate series of shares of the Money Market Fund, Government Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, New York Municipal Money Market Fund and U.S. Treasury Fund (collectively, the "Funds"), are hereinafter referred to as "Retail Shares").

                The terms and conditions of this Servicing Agreement are as follows:

                SECTION 1. You agree to offer to provide one or more of the following administrative support services to Customers who may from time to time beneficially own Retail Shares: (i) processing dividend payments from us on behalf of Customers; (ii) providing information periodically to Customers showing their positions in Retail Shares; (iii) arranging for bank wires; (iv) responding to Customer inquiries relating to the services performed by you; (v) providing subaccounting with respect to Retail Shares beneficially owned by Customers or the information to us necessary for subaccounting; (vi) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (vii) forwarding to Customers proxy statements and proxies containing any proposals regarding this Agreement or the Shareholder Services Plan related hereto; (viii) aggregating and processing purchase, exchange and redemption requests from Customers and placing net purchase, exchange and redemption orders with our distributor or transfer agent;
(ix) providing Customers with a service that invests the assets of their accounts in Retail Shares; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules and regulations. It is understood that not all Customers may require or wish to avail themselves of any or all such services.

                SECTION 2. We recognize that you may be subject to the provisions of certain laws governing, among other things, the conduct of activities by federally-chartered and supervised banks and other banking organizations. As such, you may be restricted in the activities you may undertake and for which you may be paid and, therefore, you will perform only those activities which are consistent with your statutory and regulatory obligations. You will act solely as an agent for, upon the order of, and for the account of, your Customers.

                SECTION 3. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide the aforementioned services to Customers.

                SECTION 4. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning the Shares offered by the Trust except those contained in the Trust's then current prospectuses and statements of additional information pertaining to Retail Shares, copies of which will be supplied to you, or in such supplemental literature or advertising as may be authorized by the Trust in writing.

                SECTION 5. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as agent for the Trust in any matter or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnify and hold the Trust harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder for the purchase, redemption, transfer or registration of Retail Shares by or on behalf of Customers. You and your employees will, upon request, be available during normal business hours to consult with the Trust or its designees concerning the performance of your responsibilities under this Agreement.

                SECTION 6. In consideration of the services and facilities provided by you, the Trust will pay to you, and you will accept as full payment therefor, a fee at the annual rate of .25% of the average daily net asset value of the Retail Shares of the Funds beneficially owned as of the end of each month by your Customers for whom you are the dealer of record or holder of record or with whom you have a servicing relationship, which fee will be computed at that time. Fees for the Funds will be payable monthly. For purposes of determining the fees payable under this Section 6, the average daily net asset value of your Customers' Retail Shares will be computed in the manner specified in the Trust's Registration Statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Retail Shares for purposes of purchases and redemptions. The fee rates stated above may be prospectively increased or decreased by the Trust, in its sole discretion, at any time upon notice to you. Further, the Trust may, in its discretion and without notice, suspend or withdraw the sale of Retail Shares including the sale of such Retail Shares to you for the account of any Customer or Customers. All fees payable by the Trust under this Agreement with respect to the Retail Shares of a particular Fund shall be payable entirely out of the net investment income allocable to such Retail Shares, and no shares of the Fund involved, other than the Retail Shares, and no other class of shares of the Trust (or a separate series of shares of any such class) shall be responsible for such fees. In addition, by your written acceptance of this Agreement, you agree to and do waive such portion of the fee payable under this Section 6 as is necessary to assure that the amount of such fee which is required to be accrued on any day with respect to your Customers' Retail Shares does not exceed the income to be accrued to your Customers' Retail Shares on that day.

                SECTION 7. Any person authorized to direct the disposition of the monies paid or payable by the Trust pursuant to this Agreement will provide to the Board of Trustees of the Trust, and the Board will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, you will furnish the Trust or its designees with such information as may be reasonably requested (including, without limitation, periodic certifications confirming the provision to Customers of the services described herein), and will otherwise cooperate with the Trust and its designees (including, without limitation, any auditors designated by the Trust), in connection with the preparation of reports to the Board of Trustees concerning this Agreement and the monies paid or payable by the Trust pursuant hereto, as well as any other reports or filings that may be required by law.

                SECTION 8. The Trust may enter into other similar Servicing Agreements with any other person or persons without your consent.

                SECTION 9. By your written acceptance of this Agreement, you represent, warrant and agree that: (i) in no event will any of the services provided by you hereunder be primarily intended to result in the sale of any Retail Shares; (ii) the compensation payable to you hereunder, together with any other compensation payable to you by Customers in connection with the investment of their assets in Retail Shares of the Funds, will be disclosed by you to your Customers, will be authorized by your Customers and will not result in an excessive or unreasonable fee to you; (iii) you will not advertise or otherwise promote your Customer accounts primarily as a means of investing in Retail Shares or establish or maintain Customer accounts for the primary purpose of investing in Retail Shares; (iv) in the event an issue pertaining to this Agreement or our Shareholder Services Plan related hereto is submitted for shareholder approval, you will vote any Retail Shares held for your own account in the same proportion as the vote of the Retail Shares held for your Customers' accounts; and (v) you will not engage in activities pursuant to this Agreement which constitute acting as a broker or dealer under state law unless you have obtained the licenses required by such law.

                SECTION 10. This Agreement will become effective on the date a fully executed copy of this Agreement is received by the Trust or its designee. Unless sooner terminated, this Agreement will continue until May 31, 2000 and thereafter will continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trust in the manner described in Section 13 hereof. This Agreement is terminable with respect to Retail Shares of any of the Funds, without penalty, at any time by the Trust (which termination may be by a vote of a majority of the Disinterested Trustees as defined in Section 13 hereof) or by you upon notice to the Trust.

                SECTION 11. All notices and other communications between the parties to this Agreement will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address stated herein, or to such other address as either party shall so provide the other.

                SECTION 12. This Agreement will be construed in accordance with the laws of the Commonwealth of Massachusetts and is nonassignable by the parties hereto.

                SECTION 13. This Agreement has been approved by vote of a majority of (i) the Board of Trustees of the Trust and (ii) those trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan adopted by the Trust regarding the provision of support services to the beneficial owners of Retail A Shares and/or Trust Shares or in any agreement related thereto ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

                SECTION 14. The names "The Galaxy Fund" and "Trustees of The Galaxy Fund" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated March 31, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The Galaxy Fund" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

                If you agree to be legally bound by the provisions of this Agreement, pleas sign a copy of this letter where indicated below and promptly return it to the Trust, c/o Jylanne Dunne, PFPC, Inc., 4400 Computer Drive, Westboro, MA 01581-5108.


                                            Very truly yours,


                                            THE GALAXY FUND


                                            By:__________________________
Date:___________________                          (Authorized Officer)

                                            Accepted and Agreed to:
                                            (Name of Service Organization)


Date:__________________                     By:__________________________
                                                  (Authorized Officer)

                                 THE GALAXY FUND

                               SERVICING AGREEMENT


(Small Company Equity Fund, MidCap Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund - Retail A Shares)

Gentlemen:

        We wish to enter into this Servicing Agreement with you concerning the provision of administrative support services to your customers ("Customers") who may from time to time beneficially own shares of the Small Company Equity Fund, MidCap Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund, designated as such Funds' Class K - Series 2 shares, Class Z - Series 2 shares, Class C - Special Series 1 shares, Class H Series 2 shares, Class MM - Series 2 shares, Class I - Series 2 shares, Class G - Series 2 shares, Class N Series 2 shares, Class X - Series 2 shares, Class U - Series 2 shares, Class AA
- Series 2 shares, Class L Series 2 shares, Class D - Special Series 1 shares, Class J - Series 2 shares, Class T - Series 2 shares, Class M - Series 2 shares, Class JJ - Series 2 shares, Class HH - Series 2 shares, Class Y - Series 2 shares, Class O Series 2 shares, Class P - Series 2 shares, Class KK- Series 2 shares, Class Q - Series 2 shares, Class LL Series 2 shares and Class R - Series 2 shares, respectively, offered by The Galaxy Fund (the "Trust") to investors maintaining with us certain qualified accounts as described in the applicable prospectuses pertaining to such shares (such shares, which constitute a separate series of shares of the Small Company Equity Fund, MidCap Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund (collectively, the "Funds"), are hereinafter referred to as "Retail Shares").

        The terms and conditions of this Servicing Agreement are as follows:

        SECTION 1. You agree to offer to provide one or more of the following administrative support services to Customers who may from time to time beneficially own Retail Shares: (i) processing dividend payments from us on behalf of Customers; (ii) arranging for bank wires; (iii) providing subaccounting with respect to Retail Shares beneficially owned by Customers or the information to us necessary for subaccounting; (iv) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (v) aggregating and processing purchase, exchange and redemption requests from Customers and placing net purchase, exchange and redemption orders with our distributor or transfer agent; and (vi) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules and regulations. It is understood that not all Customers may require or wish to avail themselves of any or all such services.

        SECTION 2. You agree to offer to provide one or more of the following services to Customers who may from time to time beneficially own Retail Shares:
(i) providing information periodically to Customers showing their positions in Retail Shares; (ii) responding to Customer inquiries relating to the services performed by you; (iii) providing Customers with a service that invests the assets of their accounts in Retail Shares; and (iv) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules and regulations. It is understood that not all Customers may require or wish to avail themselves of any or all such services.

        SECTION 3. We recognize that you may be subject to the provisions of certain laws governing, among other things, the conduct of activities by federally-chartered and supervised banks and other banking organizations. As such, you may be restricted in the activities you may undertake and for which you may be paid and, therefore, you will perform only those activities which are consistent with your statutory and regulatory obligations. You will act solely as an agent for, upon the order of, and for the account of, your Customers.

        SECTION 4. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide the aforementioned services to Customers.

        SECTION 5. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning Shares offered by the Trust except those contained in the Trust's then current prospectuses and statements of additional information pertaining to Retail Shares, copies of which will be supplied to you, or in such supplemental literature or advertising as may be authorized by the Trust in writing.

        SECTION 6. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as agent for the Trust in any matter or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnify and hold the Trust harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder for the purchase, redemption, transfer or registration of Retail Shares by or on behalf of Customers. You and your employees will, upon request, be available during normal business hours to consult with the Trust or its designees concerning the performance of your responsibilities under this Agreement.

        SECTION 7. In consideration of the services and facilities provided by you pursuant to Section 1 hereof, the Trust will pay to you, and you will accept as full payment therefor, a fee at the annual rate of (a) .25% of the average daily net asset value of the Retail Shares of the Small Company Equity Fund, MidCap Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund and Strategic Equity Fund (collectively, "Equity Funds") beneficially owned as of the end of each fiscal quarter by your Customers for whom you are the dealer of record or holder of record or with whom you have a servicing relationship, which fee will be computed at that time; and
(b) .15% of the average daily net asset value of the Retail Shares of the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund (collectively, "Bond Funds") beneficially owned as of the end of each month by your Customers for whom you are the dealer of record or holder of record or with whom you have a servicing relationship, which fee will be computed at that time. In consideration of the additional services provided by you pursuant to Section 2 hereof, the Trust will pay to you, and you will accept as full payment therefor, a fee at the annual rate of (a) .25% of the average daily net asset value of the Retail Shares of the Equity Funds; and (b)
 .15% of the average daily net asset value of the Retail Shares of the Bond Funds. Fees for the Equity Funds will be payable quarterly and for the Bond Funds, monthly. For purposes of determining the fees payable under this Section 7, the average daily net asset value of your Customers' Retail Shares will be computed in the manner specified in the Trust's Registration Statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Retail Shares for purposes of purchases and redemptions. The fee rates stated above may be prospectively increased or decreased by the Trust, in its sole discretion, at any time upon notice to you. Further, the Trust may, in its discretion and without notice, suspend or withdraw the sale of Retail Shares including the sale of such Retail Shares to you for the account of any Customer or Customers. All fees payable by the Trust under this Agreement with respect to the Retail Shares of a particular Fund shall be payable entirely out of the net investment income allocable to such Retail Shares, and no shares of the Fund involved, other than the Retail Shares, and no other class of shares of the Trust (or a separate series of shares of any such class) shall be responsible for such fees. In addition, by your written acceptance of this Agreement, you agree to and do waive such portion of the fee payable under this
Section 7 as is necessary to assure that the amount of such fee which is required to be accrued on any day with respect to your Customers' Retail Shares does not exceed the income to be accrued to your Customers' Retail Shares on that day.

        SECTION 8. Any person authorized to direct the disposition of the monies paid or payable by the Trust pursuant to this Agreement will provide to the Board of Trustees of the Trust, and the Board will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, you will furnish the Trust or its designees with such information as may be reasonably requested (including, without limitation, periodic certifications confirming the provision to Customers of the services described herein), and will otherwise cooperate with the Trust and its designees (including, without limitation, any auditors designated by the Trust), in connection with the preparation of reports to the Board of Trustees concerning this Agreement and the monies paid or payable by the Trust pursuant hereto, as well as any other reports or filings that may be required by law.

        SECTION 9. The Trust may enter into other similar Servicing Agreements with any other person or persons without your consent.

        SECTION 10. By your written acceptance of this Agreement, you represent, warrant and agree that: (i) in no event will any of the services provided by you hereunder be primarily intended to result in the sale of any Retail Shares; (ii) the compensation payable to you hereunder, together with any other compensation payable to you by Customers in connection with the investment of their assets in Retail Shares of the Funds, will be disclosed by you to your Customers, will be authorized by your Customers and will not result in an excessive or unreasonable fee to you; (iii) you will not advertise or otherwise promote your Customer accounts primarily as a means of investing in Retail Shares or establish or maintain Customer accounts for the primary purpose of investing in Retail Shares; (iv) in the event an issue pertaining to this Agreement or our Shareholder Services Plan related hereto is submitted for shareholder approval, you will vote any Retail Shares held for your own account in the same proportion as the vote of the Retail Shares held for your Customers' accounts; and (v) you will not engage in activities pursuant to this Agreement which constitute acting as a broker or dealer under state law unless you have obtained the licenses required by such law.

        SECTION 11. This Agreement will become effective on the date a fully executed copy of this Agreement is received by the Trust or its designee. Unless sooner terminated, this Agreement will continue until May 31, 2000 and thereafter will continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trust in the manner described in Section 14 hereof. This Agreement is terminable with respect to Retail Shares of any of the Funds, without penalty, at any time by the Trust (which termination may be by a vote of a majority of the Disinterested Trustees as defined in Section 14 hereof) or by you upon notice to the Trust.

        SECTION 12. All notices and other communications between the parties to this Agreement will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address stated herein, or to such other address as either party shall so provide the other.

        SECTION 13. This Agreement will be construed in accordance with the laws of the Commonwealth of Massachusetts and is nonassignable by the parties hereto.

        SECTION 14. This Agreement has been approved by vote of a majority of
(i) the Board of Trustees of the Trust and (ii) those trustees who are not "interested persons (as defined in the Investment Company Act of 1940) of the Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan adopted by the Trust regarding the provision of support services to the beneficial owners of Retail A Shares and/or Trust Shares or in any agreement related thereto (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

        SECTION 15. The names "The Galaxy Fund" and "Trustees of The Galaxy Fund" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally acting from time to time under a Declaration of Trust dated March 31, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The Galaxy Fund" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

        If you agree to be legally bound by the provisions of this Agreement, please sign a copy of this letter where indicated below and promptly return it to the Trust, c/o Jylanne Dunne, PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581-5108.

                                            Very truly yours,


                                            THE GALAXY FUND


                                            By:________________________________
Date: ________________                             (Authorized Officer)


                                            Accepted and Agreed to:
                                            [Name of Service Organization]


                                            By:________________________________
Date: _________________                            (Authorized Officer)

                                 THE GALAXY FUND

                               SERVICING AGREEMENT


(Money Market Fund, Government Fund, Tax-Exempt Fund and U.S. Treasury Fund - Trust Shares)


Gentlemen:

                We wish to enter into this Servicing Agreement with you concerning the provision of administrative support services to your customers ("Customers") who may from time to time beneficially own shares of the Money Market Fund, Government Fund, Tax-Exempt Fund and U.S. Treasury Fund, designated as such Funds' Class A - Special Series 1 shares, Class B - Special Series 1 shares, Class E - Special Series 1 shares and Class F - Special Series 1 shares, respectively, offered by The Galaxy Fund (the "Trust") to investors maintaining with us certain qualified accounts as described in the applicable prospectuses pertaining to such shares (such shares, which constitute a separate series of shares of the Money Market Fund, Government Fund, Tax-Exempt Fund and U.S. Treasury Fund (collectively, the "Funds"), are hereinafter referred to as "Trust Shares").

                The terms and conditions of this Servicing Agreement are as follows:

                SECTION 1. You agree to offer to provide one or more of the following administrative support services to Customers who may from time to time beneficially own Trust Shares: (i) processing dividend payments from us on behalf of Customers; (ii) providing information periodically to Customers showing their positions in Trust Shares; (iii) arranging for bank wires; (iv) responding to Customer inquiries relating to the services performed by you; (v) providing subaccounting with respect to Trust Shares beneficially owned by Customers or the information to us necessary for subaccounting; (vi) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (vii) forwarding to Customers proxy statements and proxies containing any proposals regarding this Agreement or the Shareholder Services Plan related hereto; (viii) aggregating and processing purchase, exchange and redemption requests from Customers and placing net purchase, exchange and redemption orders with our distributor or transfer agent;
(ix) providing Customers with a service that invests the assets of their accounts in Trust Shares; and (x) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules and regulations. It is understood that not all Customers may require or wish to avail themselves of any or all such services.

                SECTION 2. We recognize that you may be subject to the provisions of certain laws governing, among other things, the conduct of activities by federally-chartered and supervised banks and other banking organizations. As such, you may be restricted in the activities you may undertake and for which you may be paid and, therefore, you will perform only those activities which are consistent with your statutory and regulatory obligations. You will act solely as an agent for, upon the order of, and for the account of, your Customers.

                SECTION 3. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide the aforementioned services to Customers.

                SECTION 4. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning the Trust or Trust Shares except those contained in the Trust's then current prospectuses and statements of additional information pertaining to Trust Shares, copies of which will be supplied to you, or in such supplemental literature or advertising as may be authorized by the Trust in writing.

                SECTION 5. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as agent for the Trust in any matter or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnify and hold the Trust harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder for the purchase, redemption, transfer or registration of Trust Shares by or on behalf of Customers. You and your employees will, upon request, be available during normal business hours to consult with the Trust or its designees concerning the performance of your responsibilities under this Agreement.

                SECTION 6. In consideration of the services and facilities provided by you hereunder, the Trust will pay to you, and you will accept as full payment therefor, a fee at the annual rate of .25% of the average daily net asset value of the Trust Shares of the Funds beneficially owned as of the end of each month by your Customers for whom you are the dealer of record or holder of record or with whom you have a servicing relationship, which fee will be computed at that time. Fees for the Funds will be payable monthly. For purposes of determining the fees payable under this Section 6, the average daily net asset value of your Customers' Trust Shares will be computed in the manner specified in the Trust's Registration Statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Trust Shares for purposes of purchases and redemptions. The fee rates stated above may be prospectively increased or decreased by the Trust, in its sole discretion, at any time upon notice to you. Further, the Trust may, in its discretion and without notice, suspend or withdraw the sale of Trust Shares including the sale of such Trust Shares to you for the account of any Customer or Customers. All fees payable by the Trust under this Agreement with respect to the Trust Shares of a particular Fund shall be payable entirely out of the net investment income allocable to such Trust Shares, and no shares of the Fund involved, other than the Trust Shares, and no other class of shares of the Trust (or a separate series of shares of any such class) shall be responsible for such fees. In addition, by your written acceptance of this Agreement, you agree to and do waive such portion of the fee payable under this Section 6 as is necessary to assure that the amount of such fee which is required to be accrued on any day with respect to your Customers' Trust Shares does not exceed the income to be accrued to your Customers' Trust Shares on that day.

                SECTION 7. Any person authorized to direct the disposition of the monies paid or payable by the Trust pursuant to this Agreement will provide to the Board of Trustees of the Trust, and the Board will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, you will furnish the Trust or its designees with such information as may be reasonably requested (including, without limitation, periodic certifications confirming the provision to Customers of the services described herein), and will otherwise cooperate with the Trust and its designees (including, without limitation, any auditors designated by the Trust), in connection with the preparation of reports to the Board of Trustees concerning this Agreement and the monies paid or payable by the Trust pursuant hereto, as well as any other reports or filings that may be required by law.

                SECTION 8. The Trust may enter into other similar Servicing Agreements with any other person or persons without your consent.

                SECTION 9. By your written acceptance of this Agreement, you represent, warrant and agree that: (i) in no event will any of the services provided by you hereunder be primarily intended to result in the sale of any Trust Shares; (ii) the compensation payable to you hereunder, together with any other compensation payable to you by Customers in connection with the investment of their assets in Trust Shares of the Funds, will be disclosed by you to your Customers, will be authorized by your Customers and will not result in an excessive or unreasonable fee to you; (iii) you will not advertise or otherwise promote your Customer accounts primarily as a means of investing in Trust Shares or establish or maintain Customer accounts for the primary purpose of investing in Trust Shares; (iv) in the event an issue pertaining to this Agreement or our Shareholder Services Plan related hereto is submitted for shareholder approval, you will vote any Trust Shares held for your own account in the same proportion as the vote of the Trust Shares held for your Customers' accounts; and (v) you will not engage in activities pursuant to this Agreement which constitute acting as a broker or dealer under state law unless you have obtained the licenses required by such law.

                SECTION 10. This Agreement will become effective on the date a fully executed copy of this Agreement is received by the Trust or its designee. Unless sooner terminated, this Agreement will continue until May 31, 2000 and thereafter will continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trust in the manner described in Section 13 hereof. This Agreement is terminable with respect to Trust Shares of any of the Funds, without penalty, at any time by the Trust (which termination may be by a vote of a majority of the Disinterested Trustees as defined in Section 13 hereof) or by you upon notice to the Trust.

                SECTION 11. All notices and other communications between the parties to this Agreement will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address stated herein, or to such other address as either party shall so provide the other.

                SECTION 12. This Agreement will be construed in accordance with the laws of the Commonwealth of Massachusetts and is nonassignable by the parties hereto.

                SECTION 13. This Agreement has been approved by vote of a majority of (i) the Board of Trustees of the Trust and (ii) those trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan adopted by the Trust regarding the provision of support services to the beneficial owners of Retail A Shares and/or Trust Shares or in any agreement related thereto ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

                SECTION 14. The names "The Galaxy Fund" and "Trustees of The Galaxy Fund" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated March 31, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The Galaxy Fund" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

                If you agree to be legally bound by the provisions of this Agreement, pleas sign a copy of this letter where indicated below and promptly return it to the Trust, c/o Jylanne Dunne, PFPC, Inc., 4400 Computer Drive, Westboro, MA 01581-5108.


                                            Very truly yours,


                                            THE GALAXY FUND


                                            By:___________________________
Date:___________________                          (Authorized Officer)

                                            Accepted and Agreed to:
                                            (Name of Service Organization)


Date:__________________                     By:____________________________
                                                  (Authorized Officer)

                                 THE GALAXY FUND

                               SERVICING AGREEMENT


(Small Company Equity Fund, MidCap Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund - Trust Shares)


Gentlemen:

                We wish to enter into this Servicing Agreement with you concerning the provision of administrative support services to your customers ("Customers") who may from time to time beneficially own shares of the Small Company Equity Fund, MidCap Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund, designated as such Funds' Class K - Series 1 shares, Class Z - Series 1 shares, Class C shares, Class H Series 1 shares, Class MM - Series 1 shares, Class I -Series 1 shares, Class G - Series 1 shares, Class N Series 1 shares, Class X - Series 1 shares, Class U - Series 1 shares, Class AA
- Series 1 shares, Class L Series 1 shares, Class D shares, Class J - Series 1 shares, Class T - Series 1 shares, Class M - Series 1 shares, Class JJ - Series 1 shares, Class HH - Series 1 shares, Class Y - Series 1 shares, Class O - Series 1 shares, Class P - Series 1 shares, Class KK - Series 1 shares, Class Q
- Series 1 shares, Class LL - Series 1 shares and Class R - Series 1 shares, respectively, offered by The Galaxy Fund (the "Trust") to investors maintaining with us certain qualified accounts as described in the applicable prospectuses pertaining to such shares (such shares, which constitute a separate series of shares of the Small Company Equity Fund, MidCap Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund (collectively, the "Funds"), are hereinafter referred to as "Trust Shares").

                The terms and conditions of this Servicing Agreement are as follows:

                SECTION 1. You agree to offer to provide one or more of the following administrative support services to Customers who may from time to time beneficially own Trust Shares: (i) processing dividend payments from us on behalf of Customers; (ii) arranging for bank wires; (iii) providing subaccounting with respect to Trust Shares beneficially owned by Customers or the information to us necessary for subaccounting; (iv) if required by law, forwarding shareholder communications from us (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (v) aggregating and processing purchase, exchange and redemption requests from Customers and placing net purchase, exchange and redemption orders with our distributor or transfer agent; and (vi) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules and regulations. It is understood that not all Customers may require or wish to avail themselves of any or all such services.

                SECTION 2. You agree to offer to provide one or more of the following services to Customers who may from time to time beneficially own Trust
Shares: (i) providing information periodically to Customers showing their positions in Trust Shares; (ii) responding to Customer inquiries relating to the services performed by you; (iii) providing Customers with a service that invests the assets of their accounts in Trust Shares; and (iv) providing such other similar services as we may reasonably request to the extent you are permitted to do so under applicable statutes, rules and regulations. It is understood that not all Customers may require or wish to avail themselves of any or all such services.

                SECTION 3. We recognize that you may be subject to the provisions of certain laws governing, among other things, the conduct of activities by federally-chartered and supervised banks and other banking organizations. As such, you may be restricted in the activities you may undertake and for which you may be paid and, therefore, you will perform only those activities which are consistent with your statutory and regulatory obligations. You will act solely as an agent for, upon the order of, and for the account of, your Customers.

                SECTION 4. You will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in your business, or any personnel employed by you) as may be reasonably necessary or beneficial in order to provide the aforementioned services to Customers.

                SECTION 5. Neither you nor any of your officers, employees or agents are authorized to make any representations concerning the Trust or Trust Shares except those contained in the Trust's then current prospectuses and statements of additional information pertaining to Trust Shares, copies of which will be supplied to you, or in such supplemental literature or advertising as may be authorized by the Trust in writing.

                SECTION 6. For all purposes of this Agreement you will be deemed to be an independent contractor, and will have no authority to act as agent for the Trust in any matter or in any respect. By your written acceptance of this Agreement, you agree to and do release, indemnify and hold the Trust harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by you or your officers, employees or agents regarding your responsibilities hereunder for the purchase, redemption, transfer or registration of Trust Shares by or on behalf of Customers. You and your employees will, upon request, be available during normal business hours to consult with the Trust or its designees concerning the performance of your responsibilities under this Agreement.

                SECTION 7. In consideration of the services and facilities provided by you pursuant to Section 1 hereof, the Trust will pay to you, and you will accept as full payment therefor, a fee at the annual rate of (a) .25% of the average daily net asset value of the Trust Shares of the Small Company Equity Fund, MidCap Equity Fund, Equity Value Fund, Equity Growth Fund, Growth Fund II, Equity Income Fund, International Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund and Strategic Equity Fund (collectively, "Equity Funds") beneficially owned as of the end of each fiscal quarter by your Customers for whom you are the dealer of record or holder of record or with whom you have a servicing relationship, which fee will be computed at that time; and (b) .15% of the average daily net asset value of the Trust Shares of the Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, Intermediate Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund (collectively, "Bond Funds") beneficially owned as of the end of each month by your Customers for whom you are the dealer of record or holder of record or with whom you have a servicing relationship, which fee will be computed at that time. In consideration of the additional services provided by you pursuant to Section 2 hereof, the Trust will pay to you, and you will accept as full payment therefor, a fee at the annual rate of (a) .25% of the average daily net asset value of the Trust Shares of the Equity Funds; and (b) .15% of the average daily net asset value of the Trust Shares of the Bond Funds. Fees for the Equity Funds will be payable quarterly and for the Bond Funds, monthly. For purposes of determining the fees payable under this Section 7, the average daily net asset value of your Customers' Trust Shares will be computed in the manner specified in the Trust's Registration Statement (as the same is in effect from time to time) in connection with the computation of the net asset value of Trust Shares for purposes of purchases and redemptions. The fee rates stated above may be prospectively increased or decreased by the Trust, in its sole discretion, at any time upon notice to you. Further, the Trust may, in its discretion and without notice, suspend or withdraw the sale of Trust Shares including the sale of such Trust Shares to you for the account of any Customer or Customers. All fees payable by the Trust under this Agreement with respect to the Trust Shares of a particular Fund shall be payable entirely out of the net investment income allocable to such Trust Shares, and no shares of the Fund involved, other than the Trust Shares, and no other class of shares of the Trust (or a separate series of shares of any such class) shall be responsible for such fees. In addition, by your written acceptance of this Agreement, you agree to and do waive such portion of the fee payable under this Section 7 as is necessary to assure that the amount of such fee which is required to be accrued on any day with respect to your Customers' Trust Shares does not exceed the income to be accrued to your Customers' Trust Shares on that day.

                SECTION 8. Any person authorized to direct the disposition of the monies paid or payable by the Trust pursuant to this Agreement will provide to the Board of Trustees of the Trust, and the Board will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, you will furnish the Trust or its designees with such information as may be reasonably requested (including, without limitation, periodic certifications confirming the provision to Customers of the services described herein), and will otherwise cooperate with the Trust and its designees (including, without limitation, any auditors designated by the Trust), in connection with the preparation of reports to the Board of Trustees concerning this Agreement and the monies paid or payable by the Trust pursuant hereto, as well as any other reports or filings that may be required by law.

                SECTION 9. The Trust may enter into other similar Servicing Agreements with any other person or persons without your consent.

                SECTION 10. By your written acceptance of this Agreement, you represent, warrant and agree that: (i) in no event will any of the services provided by you hereunder be primarily intended to result in the sale of any Trust Shares; (ii) the compensation payable to you hereunder, together with any other compensation payable to you by Customers in connection with the investment of their assets in Trust Shares of the Funds, will be disclosed by you to your Customers, will be authorized by your Customers and will not result in an excessive or unreasonable fee to you; (iii) you will not advertise or otherwise promote your Customer accounts primarily as a means of investing in Trust Shares or establish or maintain Customer accounts for the primary purpose of investing in Trust Shares; (iv) in the event an issue pertaining to this Agreement or our Shareholder Services Plan related hereto is submitted for shareholder approval, you will vote any Trust Shares held for your own account in the same proportion as the vote of the Trust Shares held for your Customers' accounts; and (v) you will not engage in activities pursuant to this Agreement which constitute acting as a broker or dealer under state law unless you have obtained the licenses required by such law.

                SECTION 11. This Agreement will become effective on the date a fully executed copy of this Agreement is received by the Trust or its designee. Unless sooner terminated, this Agreement will continue until May 31, 2000 and thereafter will continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trust in the manner described in Section 14 hereof. This Agreement is terminable with respect to Trust Shares of any of the Funds, without penalty, at any time by the Trust (which termination may be by a vote of a majority of the Disinterested Trustees as defined in Section 14 hereof) or by you upon notice to the Trust.

                SECTION 12. All notices and other communications between the parties to this Agreement will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address stated herein, or to such other address as either party shall so provide the other.

                SECTION 13. This Agreement will be construed in accordance with the laws of the Commonwealth of Massachusetts and is nonassignable by the parties hereto.

                SECTION 14. This Agreement has been approved by vote of a majority of (i) the Board of Trustees of the Trust and (ii) those trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan adopted by the Trust regarding the provision of support services to the beneficial owners of Retail A Shares and/or Trust Shares or in any agreement related thereto ("Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

                SECTION 15. The names "The Galaxy Fund" and "Trustees of The Galaxy Fund" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated March 31, 1986 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "The Galaxy Fund" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

                If you agree to be legally bound by the provisions of this Agreement, please sign a copy of this letter where indicated below and promptly return it to the Trust, c/o Jylanne Dunne, PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581-5108.


                                       Very truly yours,


                                       THE GALAXY FUND


                                       By:____________________________
Date:___________________                     (Authorized Officer)

                                       Accepted and Agreed to:
                                       (Name of Service Organization)


Date:__________________                By:____________________________
                                             (Authorized Officer)